UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 1, 2010

PET DRX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51596	56-2517815
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

215 Centerview Drive, Suite 360
Brentwood, Tennessee 37027
(Address of Principal Executive Offices, Zip Code)

(615) 369-1914
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets.

On July 1, 2010, Snow Merger Acquisition, Inc. (“Acquisition Sub”), an indirect wholly-owned subsidiary of VCA Antech, Inc. (“VCA Antech”), consummated the purchase of 23,073,863 shares of common stock, par value $0.0001 per share, of Pet DRx Corporation (the “Company”) for $0.33523 per share of common stock in accordance with the terms and conditions of the Stock Purchase Agreement (the “Stock Purchase Agreement”) dated June 2, 2010, by and among VCA Antech, Acquisition Sub, Harry L. Zimmerman, an individual in his capacity as the sellers’ representative, and those parties listed as a seller on the signature pages thereto (“Sellers”).

In accordance with the terms and conditions of the previously disclosed Merger Agreement, dated June 2, 2010, among VCA Antech, Acquisition Sub and the Company twenty days following delivery of an information statement to the Company’s shareholders, and following the satisfaction of certain other conditions, Acquisition Sub will merge with and into the Company, with the Company being the surviving entity and an indirect wholly-owned subsidiary of VCA Antech.  Upon the closing of the merger, the shareholders of the Company will receive cash for each share of Company common stock beneficially owned as of the closing of the merger in an amount equal to $0.33523 per share.  Additionally upon the closing of the merger, each outstanding option and warrant to purchase shares of Company common stock, whether or not vested or exercisable, will be cancelled in exchange for a cash payment equal to the excess, if any, of $0.33523 over the applicable exercise price per share of Company common stock.

Item 3.02                      Unregistered Sales of Equity Securities.

On July 1, 2010, certain of the Sellers who held Company warrants exercised the warrants to purchase 9,029,465 shares of the Company’s common stock at an exercise price of $0.10 per share.  Pursuant to the terms of the warrants, the Sellers exercised the warrants on a cashless basis at a value of $0.33523 per share and the Company withheld 3,838,554 shares to cover the aggregate purchase price.  Each of these Sellers represented to the Company that it is an accredited investor and the Company issued the shares underlying the warrants in reliance upon an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.

Item 5.01                      Changes in Control of Registrant.

On July 1, 2010, pursuant to the terms of the Stock Purchase Agreement, VCA Antech, through Acquisition Sub, purchased 23,073,863 shares of Company common stock (the “Equity Purchase”), which represents 70.38% of the issued and outstanding shares of the Company, for an aggregate purchase price of $7,735,071.21, which purchase price was funded by working capital of VCA Antech.

Pursuant to the terms of the Stock Purchase Agreement, VCA Antech has appointed two directors who are not officers, directors or employees of VCA Antech to the Company’s board of director (the “Independent Directors”).  The initial Independent Directors are Gene Burleson and Joel Kanter, two existing directors of the Company.  The Stock Purchase Agreement provides that any amendment, termination, extension or waiver of any term or condition, of the Stock Purchase Agreement, the Merger Agreement or any other agreement related to the transactions contemplated by the foregoing to which the Company is a party, or any waiver or assertion of any of the Company’s rights arising under any of the foregoing agreements, or any other consents or actions by the board of directors with respect to the Stock Purchase Agreement or the Merger Agreement, will require, and will require only, the concurrence of the Independent Directors.

Item 5.02                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the Equity Purchase, Christopher W. Kersey, Richard O. Martin, J. David Reed, DVM, and Zubeen Shroff voluntarily resigned from the board of directors of the Company on July 1, 2010.  Following the Equity Purchase and appointments to fill vacancies on the board of directors, the board of directors of the Company is now comprised of the following individuals: Robert L. Antin (Chairman), Arthur J. Antin, Neil Tauber, Tomas Fuller, Gene E. Burleson and Joel Kanter.

In connection with the Equity Purchase, on July 1, 2010, Gene E. Burleson voluntarily resigned as the Company’s Chairman of the Board and Chief Executive Officer, Harry L. Zimmerman voluntarily resigned as the Company’s Executive Vice President and Chief Financial Officer and George A. Villasana voluntarily resigned as the Company’s Executive Vice President, General Counsel and Secretary.

Following the Equity Purchase the following individuals were appointed as officers of the Company:

Name	Position
Robert L. Antin	Chief Executive Officer and President
Tomas W. Fuller	Vice President, Secretary, Treasurer, and Chief Financial Officer
Neil Tauber	Senior Vice President and Assistant Secretary
Dawn Olsen	Vice President and Controller

Item 8.01 Other Events.

A putative class action lawsuit, Phaneendra Kondibona vs. Gene Burleson, et al., No. 38538 (filed June 15, 2010) was filed in connection with the merger.  The suit alleges on behalf of a purported class of our shareholders against the defendants breaches of fiduciary duty in connection with the approval of the merger.  The complaint seeks to enjoin the proposed transaction, or alternatively, rescission or damages.

We believe that the allegations contained in the pleadings in the above-referenced action are without merit and we intend to contest the actions vigorously.  We cannot assure you that we will successfully defend the allegations included in the complaint.  If we are unable to resolve the claims that are the basis for the lawsuit we may be required to pay substantial monetary damages for which we may not be adequately insured, which could have a material adverse effect on our business, financial position and results of operations.  Regardless of whether the merger is consummated or the outcome of the lawsuit, we may incur significant related expenses and costs that could have an adverse effect on our business and operations.  Furthermore, the litigation could involve a substantial diversion of the time of some members of management.

Accordingly, we are unable to estimate the impact of any potential liabilities associated with the complaint.

FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report on Form 8-K contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including, without limitation, statements regarding the anticipated closing of the merger, whether the closing conditions will be satisfied and the merger consummated, and the Company’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither the Company nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the Company’s control. These factors include: developments with respect to litigation that may preclude or delay the consummation of the merger; failure to consummate or delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions. The Company undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information please refer to the Company’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the transaction, the Company will file an information statement with the SEC. The information statement will be mailed to stockholders of the Company. INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE INFORMATION STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. Investors and stockholders may obtain free copies of these materials (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov.  In addition, the documents filed by the Company with the SEC may be obtained free of charge by contacting Michael W. Everett, General Counsel at 310-571-6500, or by mail at Pet DRx Corporation, c/o VCA Antech, Inc., 12401 West Olympic Boulevard, Los Angeles, California – Attention General Counsel.  The Company’s filings with the SEC are also available on its website at www.petdrx.com.

Information regarding the interests of the Company’s directors and executive officers in the transactions described herein will be included in the information statement described above.  Additional information regarding these directors and executive officers is also included in Pet DRx’s Annual Report on Form 10-K for the year ended December 31, 2009, as amended, which was filed with the SEC on April 30, 2010. Investors and stockholders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 1, 2010                                                                           PET DRX CORPORATION

By:                /s/ Tomas W. Fuller
Name:           Tomas W. Fuller
Title:             Chief Financial Officer